American Century Investments®
Quarterly Portfolio Holdings
Select Fund
July 31, 2021

Select - Schedule of Investments
JULY 31, 2021 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.4%
Auto Components — 0.5%
Aptiv plc(1)	155,600	25,961,860
Automobiles — 2.2%
Tesla, Inc.(1)	154,900	106,447,280
Beverages — 1.2%
Constellation Brands, Inc., Class A	194,700	43,678,998
Diageo plc	330,500	16,388,258
		60,067,256
Biotechnology — 3.0%
Biogen, Inc.(1)	193,100	63,091,563
Regeneron Pharmaceuticals, Inc.(1)	145,300	83,490,833
		146,582,396
Capital Markets — 1.9%
Moody's Corp.	71,100	26,733,600
MSCI, Inc.	106,400	63,410,144
		90,143,744
Containers and Packaging — 0.7%
Ball Corp.	418,300	33,832,104
Energy Equipment and Services — 0.3%
ChampionX Corp.(1)	685,900	15,940,316
Entertainment — 1.7%
Electronic Arts, Inc.	253,100	36,436,276
Walt Disney Co. (The)(1)	249,700	43,952,194
		80,388,470
Equity Real Estate Investment Trusts (REITs) — 1.9%
American Tower Corp.	176,400	49,885,920
Equinix, Inc.	53,400	43,809,894
		93,695,814
Food and Staples Retailing — 1.2%
Costco Wholesale Corp.	130,200	55,949,544
Health Care Equipment and Supplies — 2.5%
Danaher Corp.	140,000	41,648,600
Penumbra, Inc.(1)	129,300	34,423,539
Stryker Corp.	177,300	48,037,662
		124,109,801
Health Care Providers and Services — 3.1%
UnitedHealth Group, Inc.	362,400	149,388,528
Hotels, Restaurants and Leisure — 0.7%
Airbnb, Inc., Class A(1)	251,000	36,146,510
Industrial Conglomerates — 0.4%
Roper Technologies, Inc.	40,400	19,850,136
Interactive Media and Services — 14.2%
Alphabet, Inc., Class A(1)	90,600	244,124,418
Alphabet, Inc., Class C(1)	87,500	236,636,750
Facebook, Inc., Class A(1)	602,600	214,706,380
		695,467,548
Internet and Direct Marketing Retail — 7.2%
Amazon.com, Inc.(1)	106,300	353,722,817

IT Services — 11.8%
Mastercard, Inc., Class A	624,100	240,865,154
PayPal Holdings, Inc.(1)	806,800	222,297,604
Visa, Inc., Class A	459,900	113,314,761
		576,477,519
Machinery — 0.6%
FANUC Corp.	129,200	28,936,606
Personal Products — 0.8%
Estee Lauder Cos., Inc. (The), Class A	111,100	37,088,513
Pharmaceuticals — 1.6%
Bristol-Myers Squibb Co.	1,178,000	79,950,860
Professional Services — 1.4%
IHS Markit Ltd.	190,700	22,281,388
Verisk Analytics, Inc.	242,500	46,060,450
		68,341,838
Road and Rail — 0.4%
Canadian Pacific Railway Ltd.	272,000	20,197,243
Semiconductors and Semiconductor Equipment — 5.4%
Analog Devices, Inc.	448,700	75,121,354
KLA Corp.	128,000	44,564,480
Maxim Integrated Products, Inc.	812,300	81,156,893
Texas Instruments, Inc.	327,400	62,408,988
		263,251,715
Software — 14.8%
Adobe, Inc.(1)	62,500	38,851,875
Atlassian Corp. plc, Class A(1)	367,400	119,449,088
Crowdstrike Holdings, Inc., Class A(1)	227,300	57,645,553
Microsoft Corp.	1,181,100	336,507,201
salesforce.com, Inc.(1)	227,100	54,942,303
Zendesk, Inc.(1)	461,100	60,187,383
Zscaler, Inc.(1)	236,200	55,721,942
		723,305,345
Specialty Retail — 4.6%
Home Depot, Inc. (The)	249,600	81,916,224
Lowe's Cos., Inc.	394,500	76,016,205
Tractor Supply Co.	377,000	68,210,610
		226,143,039
Technology Hardware, Storage and Peripherals — 13.6%
Apple, Inc.	4,558,000	664,829,880
Textiles, Apparel and Luxury Goods — 1.7%
NIKE, Inc., Class B	498,200	83,453,482
TOTAL COMMON STOCKS (Cost $1,513,107,501)		4,859,670,164
CONVERTIBLE BONDS — 0.4%
IT Services — 0.4%
Square, Inc., 0.50%, 5/15/23 (Cost $5,320,916)	5,601,000	17,790,176
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.125%, 12/31/22 - 11/15/41, valued at $3,663,629), in a joint trading account at 0.02%, dated 7/30/21, due 8/2/21 (Delivery value $3,591,250)		3,591,244
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $9,156,627), at 0.02%, dated 7/30/21, due 8/2/21 (Delivery value $8,977,015)		8,977,000

State Street Institutional U.S. Government Money Market Fund, Premier Class	1,152,688	1,152,688
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,720,932)		13,720,932
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $1,532,149,349)		4,891,181,272
OTHER ASSETS AND LIABILITIES — (0.1)%		(4,780,590)
TOTAL NET ASSETS — 100.0%		$4,886,400,682

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	771,120	USD	617,280	Morgan Stanley	9/29/21	$800
USD	139,021	CAD	171,360	Morgan Stanley	9/29/21	1,670
USD	14,508,979	CAD	17,977,568	Morgan Stanley	9/29/21	99,333
						$101,803

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	4,794,148,057	65,522,107	—
Convertible Bonds	—	17,790,176	—
Temporary Cash Investments	1,152,688	12,568,244	—
	4,795,300,745	95,880,527	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	101,803	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.